SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant             X
Filed by a Party other than the Registrant
Check the appropriate box:

                           Preliminary Proxy Statement
 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
                 X         Definitive Proxy Statement
                         Definitive Additional Materials
        Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                                  THE CRM FUNDS
                (Name of Registrant as Specified in its Charter)

                                  THE CRM FUNDS
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

                                  X     No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                  1) Title of each class of securities to which transaction applies:


         2) Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         4) Proposed maximum aggregate value of transaction:


         5) Total fee paid:


                 Fee paid previously with preliminary materials.
       Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                                  THE CRM FUNDS

                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809

                           ---------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                                  TO BE HELD ON
                                OCTOBER 22, 1999
                           --------------------------


To the Shareholders:

                  Special meetings of the shareholders (the "Meetings") of Small Cap Value Fund, Mid Cap Value Fund and Large Cap Value Fund, (each, a "CRM Fund"), will be held on October 22, 1999 at 11 a.m. eastern time at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 for the following purposes:

1. To approve an Agreement and Plan of Reorganization (the "Plan") for each CRM Fund providing for the transfer of the Fund's assets to a newly-created fund (a "Successor Fund") in exchange for shares of equal value of the Successor Fund, followed by the distribution of such shares to the CRM Fund's shareholders and the dissolution of the CRM Fund, as described in the accompanying Proxy Statement.

         BY APPROVING THE PLAN FOR YOUR CRM FUND, YOU WOULD BE AUTHORIZING FUNDAMENTAL INVESTMENT POLICIES PERMITTING YOUR REORGANIZED FUND TO INVEST ALL OF ITS ASSETS IN A CORRESPONDING MASTER FUND WITH THE SAME INVESTMENT OBJECTIVE, AND SIMILAR PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS, AS YOUR CURRENT CRM FUND;

2. To transact such other business as may properly come before the Meetings.


Shareholders of record at the close of business on August 24, 1999 are entitled to vote at the Meetings or any adjournment thereof.

                                            By Order of the Board of Trustees


                                            Eugene A. Trainor, III, Secretary

September 20, 1999
Wilmington, Delaware


--------------------------------------------------------------------------------
                                    IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS, PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT AND PROMPTLY DATE, SIGN AND RETURN
   IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN HELPING THE CRM FUNDS BY MAILING YOUR PROXY
      BALLOT PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
-------------------------------------------------------------------------------

                                  THE CRM FUNDS

                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                       SPECIAL MEETINGS OF SHAREHOLDERS OF

                              SMALL CAP VALUE FUND
                               MID CAP VALUE FUND
                              LARGE CAP VALUE FUND

                                  TO BE HELD ON
                                OCTOBER 22, 1999
                           --------------------------


                                  INTRODUCTION

                  This Proxy Statement is furnished to the shareholders of Small Cap Value Fund, Mid Cap Value Fund, and Large Cap Value Fund (each a "CRM Fund" and, collectively, the "CRM Funds") in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees of the CRM Funds for use at the Special Meetings of Shareholders of the CRM Funds (the "Meetings") to be held on October 22, 1999 at 11 a.m. eastern time at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 and at any adjournment thereof.

                  The Trustees have called the Meetings to ask shareholders to consider and vote on proposals for the reorganization of the CRM Funds (the "Reorganization") as described in this Proxy Statement. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy ballot on or about September 22, 1999. Supplementary solicitations may be made by officers of the CRM Funds or agents appointed by the CRM Funds utilizing other means, including telephone, facsimile, other electronic means or personal interview. The costs of the Reorganization shall be borne by the CRM Funds.


                                     VOTING

                  The individuals named as proxies on the enclosed proxy ballot corresponding to your particular CRM Fund will vote in accordance with your direction as indicated thereon if your proxy ballot is (a) properly executed by you or your duly appointed agent or attorney-in-fact, (b) not revoked and (c) received by your CRM Fund prior to the Meetings. If you sign, date and return the proxy ballot, but give no voting instructions, the duly appointed individuals named as proxies will vote your shares FOR the proposals specified on the proxy ballot. If you execute and return your proxy ballot, you may nevertheless revoke your proxy at any time prior to its use by (a) your written notification received by your CRM Fund, (b) your execution of a later-dated proxy ballot or (c) your attending the Meetings and voting in person.

                  The presence at the Meetings, in person or by proxy, of the holders of at least one-third of a CRM Fund's outstanding shares as of the Record Date will be required to constitute a quorum for the purpose of transacting that CRM Fund's business at the Meetings. In the event that a quorum is not represented at the Meetings or at any adjournment thereof, or, even if a quorum is represented, in the event that sufficient votes in favor of the proposal set forth below are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meetings and further solicitation of proxies may be made without the necessity of further notice. The individuals named as proxies will vote in favor of adjournment if the proxy ballots submitted contain instructions to vote in favor of the proposal to be considered at the adjourned meeting, and the individuals named as proxies will vote against any adjournment if the proxy ballots contain instructions to vote against or to abstain from voting on the proposal to be considered at the adjourned meeting.

                  Shareholders of each CRM Fund will vote separately by Fund on Proposal No. 1. The Reorganization would occur with respect to a CRM Fund if shareholders of that Fund approve Proposal No. 1, regardless of whether shareholders of the other CRM Funds approve the Reorganization. Shareholders are entitled to one vote for each CRM Fund share held on the Record Date, as defined below.

                  The affirmative vote of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding shares of a CRM Fund is required to approve Proposal No. 1 for that Fund. Under the 1940 Act, the vote of holders of a "majority" means the vote of the holders of the lesser of (a) 67% or more of the shares of a CRM Fund present at the meeting or represented by proxy if the holders of 50% or more of such shares are so present or represented, or (b) more than 50% of such outstanding shares.

                  Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be votes against such adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal where the required vote is a percentage of votes cast. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority.

                  The Board of Trustees has fixed the close of business on August 24, 1999 as the record date ("Record Date") for the determination of the shareholders entitled to notice of and to vote at the Meetings or any adjournment thereof. As of the Record Date, the number of shares issued and outstanding of each CRM Fund are as indicated in the following table:

-----------------------------------------------------------------
          CRM Fund        No. of Shares Issued and Outstanding
-----------------------------------------------------------------
Small Cap Value Fund                11,997,295.87
-----------------------------------------------------------------
Mid Cap Value Fund                   1,421,744.85
-----------------------------------------------------------------
Large Cap Value Fund                 2,118,098.17
-----------------------------------------------------------------


                              FINANCIAL STATEMENTS

                  Audited financial statements of the CRM Funds for the fiscal year ended June 30, 1999, and the independent auditor's reports thereon, as set forth in the Funds' annual report to shareholders, are incorporated by reference into this proxy statement. Such annual reports were mailed previously to shareholders, and additional copies are available to any shareholder, without charge, upon written request to: The CRM Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 or by calling toll free (800) CRM-2883. Also, the SEC maintains a website (http://www.sec.gov) that contains the CRM Funds' annual report.

                                                                               3
                                 PROPOSAL NO. 1

                  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION FOR EACH CRM FUND PROVIDING FOR THE TRANSFER OF THE FUND'S ASSETS TO A NEWLY-CREATED SUCCESSOR FUND IN EXCHANGE FOR SHARES OF EQUAL VALUE OF THE SUCCESSOR FUND, FOLLOWED BY THE DISTRIBUTION OF SUCH SHARES TO THE CRM FUND'S SHAREHOLDERS AND THE DISSOLUTION OF THE CRM FUND.
                  APPROVAL OF THE PLAN BY A CRM FUND SHALL ALSO AUTHORIZE THE BOARD OF TRUSTEES OF THE CRM FUNDS TO EXECUTE A FORM OF SHAREHOLDER CONSENT APPROVING THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE CORRESPONDING MASTER SERIES OF SUCH CRM FUND AND CRAMER ROSENTHAL MCGLYNN, LLC AND APPROVING THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE INDEPENDENT AUDITORS FOR SUCH SUCCESSOR FUND AND ITS MASTER SERIES FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

THE REORGANIZATION

                   The Board of Trustees is asking shareholders of each CRM Fund to approve an Agreement and Plan of Reorganization (the "Plan"), a copy of which is attached hereto as EXHIBIT A. The Plan authorizes the exchange of the CRM Fund's assets, including all cash, cash equivalents, securities, and receivables (including interest and dividends receivable), and liabilities for shares of equal value of a corresponding, newly-created "shell" fund (a "Successor Fund" and collectively, the "Successor Funds") of WT Mutual Fund, an open-end, management investment company. The shares of the Successor Fund would then be distributed to the CRM Fund's shareholders so that each shareholder would receive a number of full and fractional shares of the corresponding Successor Fund having an aggregate value that is equal to the aggregate net asset value of the shareholder's CRM Fund shares. Immediately following this exchange, each Successor Fund would invest its assets entirely in a separate master fund (the "Master Series"), which shall be a series of WT Investment Trust I ("WT Trust") with the same investment objective and similar principal investment strategies as the Successor Fund. The CRM Fund would subsequently be dissolved as soon as practicable after the reorganization.

                  While there are some differences between the CRM Funds and the corresponding Successor Funds, as described in this Proxy Statement, your investment in a Successor Fund would be substantially similar to your existing investment in a CRM Fund.

                  Under the Successor Funds' proposed operating arrangement, which is known as a "master/feeder" fund structure, each Successor Fund (being known as a "feeder") would pursue its existing investment objective through investment in a Master Series, rather than through direct investments in portfolio securities. Each Master Series, in turn, will invest its assets in accordance with the same objective, policies and restrictions as its corresponding Successor Fund. Shareholders will own shares of a Successor Fund, and the Successor Fund will hold only the shares of its corresponding Master Series. The value of your investment in a Successor Fund would be the same immediately after the Reorganization as the value of your investment in the corresponding CRM Fund immediately before the Reorganization. Of course, the value of your investment in a Successor Fund will fluctuate thereafter, based on the investment performance of the Successor Fund's Master Series.

                  Each Master Series has been established to serve as the investment portfolio for various institutional investors, including other registered mutual funds, private investment companies and other collective investment vehicles, that have the same investment objectives and policies as the Master Series. Other mutual funds that may invest in the Master Series may have different expenses and, therefore, different returns than a Successor Fund. The shares of the Master Series are not available for purchase directly by members of the general public.

                  For each CRM Fund, the following chart shows the name of the Successor Fund that it would convert to and the corresponding Master Series.

 CURRENT CRM FUND       SUCCESSOR FUND              MASTER SERIES OF WT TRUST
 ----------------       --------------              -------------------------
Small Cap Value Fund  The CRM Small Cap Value Fund   Small Cap Value Series
Mid Cap Value Fund    The CRM Mid Cap Value Fund     Mid Cap Value Series
Large Cap Value Fund  The CRM Large Cap Value Fund   Large Cap Value Series

                  As with the CRM Funds, the Successor Funds would issue Investor class shares and Institutional class shares. The difference between the two share classes is that Investor shares are subject to shareholder servicing fees, in the annual amount of 0.25% of the Fund's average net assets, which are paid to CRM for providing services to Fund shareholders. Institutional shares are not subject to shareholder servicing fees and are available only to limited investors. According to the Plan, a CRM Fund would receive Institutional and Investor shares of its corresponding Successor Fund equal in number to the CRM Fund's outstanding Institutional and Investor shares on the Closing Date. Shareholders owning Investor shares of a CRM Fund would receive Investor shares of the corresponding Successor Fund, and those owning Institutional shares would receive Institutional shares of the corresponding Successor Fund.

                  Although shareholders would have no appraisal rights in connection with the Reorganization, shareholders may redeem their shares at any time before, during or after the Reorganization.

                   If Proposal No. 1 is approved by shareholders of a CRM Fund, the Reorganization of that Fund is expected to occur as of the close of business on October 29, 1999 (the "Closing Date") or as promptly as practicable thereafter. Shareholders would receive full and fractional shares of the corresponding Successor Fund equal in value to the shares of the CRM Fund that they owned on the Closing Date.

OBJECTIVES OF THE REORGANIZATION

                  The Reorganization has been proposed by the Board of Trustees of the CRM Funds for the following reasons:

(BULLET) The Reorganization is part of an initiative by the Funds' adviser, Cramer Rosenthal McGlynn, LLC ("CRM"), and its affiliate, Wilmington Trust Company ("WTC"), to create a comprehensive family of funds that will offer a wide variety of investment styles. CRM and WTC are seeking to unify and streamline the operations of a number of mutual funds which they advise and to create an efficient fund distribution system. The Reorganization offers you the opportunity to become part of a larger and more diverse family of mutual funds, and you will be able to exchange your shares among many of these different funds.

(BULLET) By implementing the master/feeder structure, additional assets may be attracted to the funds which could lead to certain operating efficiencies. Funds with more assets tend to enjoy economies of scale not available to funds with less assets. The master/feeder structure provides an opportunity for management to attract other institutional investors as feeder funds and to access additional distribution channels to reach retail investors. This could lead to reductions in your fund's total operating expenses.

(BULLET) Lower fund operating costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

                                                                               5
COMPARISON OF FEES AND EXPENSES

                  After the Reorganization, fees and expenses will be reallocated between the Successor Funds and the Master Series, with advisory, brokerage and custodial fee and expense obligations being incurred by the Master Series, and distribution, transfer agency and shareholder servicing fee obligations being incurred by the Successor Funds. No front-end or back-end loads or other sales charges or transaction fees will be imposed on shareholders of the Successor Funds. Although some itemized fund expenses will change, the maximum total operating expenses payable by each Successor Fund, after fee waivers and expense reimbursements, will not exceed the maximum total operating expenses currently payable by the corresponding CRM Fund, after waivers and reimbursements.

                  It is contemplated that one or more additional funds would become feeders to the Master Series, resulting in higher asset levels for those Master Series. This could lead to economies of scale and potential reductions in fund expenses.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

                  It is anticipated that the Reorganization contemplated under the Plan will be tax-free for federal tax purposes for the CRM Funds and their respective shareholders. It is a condition of the Plan that the CRM Funds receive an opinion of qualified counsel, substantially to the effect that for federal income tax purposes: (i) the Reorganization will be treated as a reorganization as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended; (ii) no gain or loss will be recognized to a CRM Fund upon the transfer of its assets in exchange solely for a Successor Fund's shares and the assumption by the Successor Fund of the corresponding CRM Fund's stated liabilities; (iii) no gain or loss will be recognized by the Successor Fund or the Master Series on its receipt of the Successor Fund's assets in exchange for the Master Series' shares and the assumption by the Master Series of the Successor Fund's liabilities; (iv) the basis of a CRM Fund's assets in a Master Series' hands will be the same as the basis of those assets in the CRM Fund's hands immediately before the Reorganization; (v) a Master Series' holding period for the assets transferred by a Successor Fund will include the holding period of those assets in the CRM Fund's hands and the Successor Fund's hands immediately before the exchange; (vi) no gain or loss will be recognized to a CRM Fund on the distribution of a Successor Fund's shares to the CRM Fund's shareholder in exchange for their CRM Fund shares; (vii) no gain or loss will be recognized to the CRM Fund's shareholder as a result of the CRM Fund's distribution of Successor Fund shares to the CRM Fund's shareholder in exchange for their shares of the CRM Fund; (viii) the basis of the Successor Fund shares received by a CRM Fund shareholder will be the same as the adjusted basis of that shareholder's CRM Fund shares surrendered in exchange therefor; and (ix) the holding period of the Successor Fund shares received by a CRM Fund's shareholder will include the holding period of the shares of the CRM Fund exchanged therefor, provided that said CRM Fund shares were held as capital assets on the date of the conversion. The opinion will be leased on current law and normal and customary assumptions and representations.

                  Each of the Successor Funds intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In each taxable year the Successor Funds so qualify, they will be relieved of federal income tax on that part of their investment company taxable income that is distributed to their shareholders. Each Master Series intends to be treated as a partnership for tax purposes and does not expect to be required to pay any federal income or excise taxes. Of course, distributions from a Successor Fund will be taxable to the Successor Fund shareholders as ordinary income or capital gain, as the case may be. If you hold shares of a Successor Fund in a tax-deferred retirement plan, distributions from the Successor Fund will not be subject to income tax unless you take withdrawals from your retirement plan account.

THE SUCCESSOR FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND FUNDAMENTAL
LIMITATIONS

                  Each Successor Fund has an identical investment objective as its corresponding CRM Fund and, except for the implementation of the master/feeder structure, each Successor Fund has the same principal investment strategies and investment risks as its corresponding CRM Fund. The Board of Trustees of the Successor Funds has approved fundamental investment limitations applicable to each Successor Fund that are similar, although not identical, to the fundamental limitations of the corresponding CRM Fund. As a result, your fund's fundamental limitations would be restated or changed so that they conform to those of the other mutual funds participating in the Reorganization. CRM and WTC believe that it would be beneficial to have uniform investment policies for similarly managed funds in the new consolidated fund family. A detailed comparison of the fundamental investment limitations of the CRM Funds and the Successor Funds is set forth as EXHIBIT C. The amended limitations apply not only to a Successor Fund, but also to its corresponding Master Series.

                  In most cases, the changes to your fund's fundamental investment limitations will have no effect on its investment operations. However, one significant change has been made in order to permit the Successor Funds to operate as feeder funds in a master/feeder arrangement. Because certain investment limitations would prohibit your fund from investing all of its assets directly in another mutual fund such as the Master Series, the fundamental limitations of the Successor Funds include the following exception:

                   "THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A
                  FUND FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I."

By approving the Plan applicable to your CRM Fund, you would be authorizing amendments to the fundamental investment restrictions as described above.

RISKS OF THE MASTER/FEEDER STRUCTURE

                  There are certain potential risks to the Successor Funds after the Reorganization related to their investment of their respective assets entirely in the Master Series. For example, large-scale redemptions by other feeder funds of their shares of a Master Series could have adverse effects on a Successor Fund, such as requiring the liquidation of a significant portion of the Master Series' holdings at a time when it could be disadvantageous to do so. Moreover, the absence of substantial industry experience with the master/feeder structure could result in accounting or other operational difficulties. Other shareholders of a Master Series may have a greater ownership interest in a Master Series than a Successor Fund's interest and, therefore, could have effective voting control over the operation of the Master Series. Additionally, there is a risk that the lower annual operating expenses which are anticipated under the master/feeder structure will not be realized.

                  In the event a Successor Fund is required to redeem all of its shares of a Master Series for any reason (for instance, because its shareholders did not approve changes in the Successor Fund's investment policies parallel to changes approved for the Master Series by a majority of its shareholders), the Successor Fund's Board of Trustees would attempt to find an appropriate substitute investment vehicle in which to invest that particular Fund's assets. The Board's inability to find a suitable substitute investment vehicle or investment manager could have a significant effect on your fund.

                  A Successor Fund may cease investing in a Master Series only if the Board of Trustees were to determine that such action is in the best interests of the Successor Fund and its shareholders. In that event, the Board of Trustees would consider alternative arrangements, including investing all of that Successor Fund's assets in another investment company with substantially the same investment objective, policies and restrictions as the Successor Fund or hiring an investment adviser to manage the Fund's assets directly.

INVESTMENT ADVISER

                  After the Reorganization, the Successor Funds will not directly engage investment advisers to manage their assets because the assets will be invested entirely in the Master Series. Instead, the Master Series will employ the CRM Funds' current investment adviser, CRM, to manage the investment of the Master Series' assets. By voting in favor of the Plan, shareholders of a CRM Fund, would be authorizing the Board of Trustees of the CRM Fund, on behalf of shareholders of the Successor Fund, to vote Successor Fund shares acquired in the Reorganization in favor of approval of the Master Series' investment advisory agreement with CRM. Information about CRM is presented below.

                  CRM, a value manager, is located at 707 Westchester Avenue, White Plains, New York, 10604. CRM and its predecessors have managed equity investments for more than 25 years and currently have approximately
$4.1 billion in assets under management. Ronald H. McGlynn is the chief executive officer of CRM. The names and principal occupations of CRM's board members as of September 1, 1999 were as follows.

NAME                       OCCUPATION
Gerald B. Cramer           Chairman of CRM
Jay B. Abramson            Executive Vice President of CRM
Ronald H. McGlynn          Chief Executive Officer and President of CRM
Ted T. Cecala              Chief Executive Officer and Chairman of the Board of
                           Wilmington Trust Company

INVESTMENT ADVISORY AGREEMENT

                  A form of the Master Series' proposed investment advisory agreement with CRM (the "New Agreement") is attached hereto as EXHIBIT B. Other than the effective date and periods of the agreement and the adviser's compensation, the terms and conditions of the New Agreement are not materially different from the terms of the CRM Funds' advisory agreement.

                  The CRM Funds' existing investment advisory agreement with CRM is dated January 1, 1998 and was last renewed by a vote of the Board of Trustees at a meeting held for this purpose on December 2, 1998. The New Agreement was approved by the Board of Trustees of the Master Series at a meeting held for this purpose on May 13, 1999.

                  CRM would continuously review, supervise and administer the Master Series' investment programs and make and implement all investment decisions for the Master Series, subject to the supervision of the Board of Trustees. CRM would provide the Master Series with office facilities, equipment and personnel necessary for servicing the investments of the Master Series. CRM also bears the cost of fees, salaries and other remuneration of the Master Series' Trustees, officers and employees who are officers or employees of CRM. The Master Series is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities and administration, legal, auditing, custodian and transfer agency fees. The New Agreement provides that CRM shall not be liable for any error of judgement or mistake of law or for any loss suffered by a Master Series in connection with the provision of advisory services except to the extent of a loss resulting from CRM's willful misfeasance, bad faith , gross negligence or reckless disregard of its obligations or duties under the agreement.

                  ADVISERS' COMPENSATION: According to the New Agreement, CRM is entitled to receive an advisory fee from each Master Series, which fee shall be payable monthly as soon as practicable after the last day of each month and based upon the average daily net assets of the Master Series. THE ADVISORY FEES PAYABLE BY THE MASTER SERIES UNDER THE NEW AGREEMENT WOULD BE EQUAL TO OR LESS THAN THE ADVISORY FEES CURRENTLY PAYABLE UNDER THE CRM FUNDS' EXISTING AGREEMENT. For each Master Series, fee schedules have been changed to include break points so that advisory fee rates would decline if a Master Series' assets increase beyond certain levels. The CRM Funds' current advisory fees and the fees that would be payable by the Master Series to CRM are set forth below.

                  Under the existing investment advisory agreement, each CRM Fund pays CRM an annual fee in the amount of 0.75% of the Fund's average daily net assets. The New Agreement provides that, with respect to the Large Cap Value Series, CRM shall receive annual advisory fees in the amount of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion. With respect to Small Cap Value Series and Mid Cap Value Series, CRM shall receive an annual advisory fee in the amount of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' daily net assets in excess of $2 billion.

                  Just as with the CRM Funds' existing advisory agreement, the New Agreement grants CRM the authority to select brokers and dealers to execute portfolio transactions, to select the markets on which transactions will be executed and to place orders with such brokers or dealers in conformity with the Master Series' transaction policies set forth in the Successor Fund's registration statement. In placing orders with brokers or dealers, CRM will attempt to obtain the best net price and the most favorable execution of its orders, and to this end, may aggregate orders with other clients of CRM. CRM may purchase and sell securities to and from brokers who provide brokerage and research services which benefit the Master Series, CRM or CRM's other clients, and CRM may pay to such brokers a higher commission than may be charged by other brokers subject to CRM determining in good faith that such commission is reasonable. CRM also may use brokers who are affiliated with the CRM.

SERVICE PROVIDERS

                  At the Closing Date, the service providers listed below would be engaged to perform non-advisory services for your fund.

                  Distributor:                      Provident Distributors, Inc.

                  Administrator:                    PFPC Inc.

                  Accounting Agent:                 PFPC Inc.

                  Independent Auditors:             Ernst & Young LLP

                  Legal Counsel:                    Pepper Hamilton LLP

                  Custodian:                        Wilmington Trust Company

                  Sub-Custodian:                    PFPC Trust Company

                  Transfer Agent:                   PFPC Inc.


ACCOUNTING TREATMENT OF THE REORGANIZATION

                  The Successor Funds will become the accounting successors of their corresponding CRM Funds as of the Closing Date, which means that the financial statements and performance history of the CRM Funds will become those of their corresponding Successor Funds as though such financial statements and performance history were the Successor Funds' own.

TRUSTEES OF THE SUCCESSOR FUNDS

                  The current Trustees and officers of WT Mutual Fund are set forth below. Mr. Quindlen was appointed to WT Mutual Fund's Board at a meeting held on August 12, 1999, to replace Lawrence B. Thomas, whose resignation was accepted on that date. In October 1999, shareholders of WT Mutual Fund will vote on the election of Mr. Quindlen and four other nominees to the Fund's Board of Trustees. Therefore, it is anticipated that as of the Closing Date, the Board of Trustees of WT Mutual Fund will consist of the following 8 individuals, six of whom shall be independent Trustees: Eric Brucker, John J. Quindlen, Louis Klein Jr., Clement C. Moore, II, William P. Richards, Robert H. Arnold, Nicholas A. Giordano and Robert J. Christian.

The following persons currently serve as Trustees and executive officers of WT Mutual Fund:


                                                                          PRINCIPAL               WT FUND
                                                                         OCCUPATION             SHARES OWNED
                                                    POSITION                 OR                 BENEFICIALLY
        NAME AND AGE           POSITION               SINCE              EMPLOYMENT               8/24/99
        ------------           --------               -----              ----------             ------------
Robert H. Arnold               Trustee                1997       Since 1989, Co-Manager of            0
55 years old                                                     R.H. Arnold & Co., Inc.,
                                                                 an investment banking
                                                                 company



John J. Quindlen               Trustee                1999       Retired  Senior Vice                 0
67 years old                                                     President-Finance of E.I.
                                                                 du Pont de Nemours and
                                                                 Company, Inc. (diversified
                                                                 chemicals) from 1984 to
                                                                 November 1993.  Chief
                                                                 Financial Officer of E.I.
                                                                 du Pont de Nemours and
                                                                 Company, Inc. from 1984 to
                                                                 June 1993.  Presently, a
                                                                 director of St. Joe Paper
                                                                 Co., Trustee of Kalmar
                                                                 Pooled Investment Trust
                                                                 and Trustee of the funds
                                                                 in the Rodney Square group.
Nicholas A. Giordano           Trustee                1998       Financial Services                   0
56 years old                                                     consultant, 1997-present;
                                                                 President of LaSalle
                                                                 University from July 1, 1998
                                                                 to June 30, 1999; President
                                                                 and Chief Executive Officer
                                                                 of the Philadelphia Stock
                                                                 Exchange from 1981 through
                                                                 August 1997.
*Robert J. Christian           Trustee and            1998       Chief Investment Officer             0
50 years old                   President                         of Wilmington Trust Company
                                                                 and Director of Rodney Square
                                                                 Management Corporation since
                                                                 February 1996. Chairman and
                                                                 Director of PNC Equity
                                                                 Advisors Company and
                                                                 President and Chief
                                                                 Investment Officer of PNC
                                                                 Asset Management Group, Inc.
                                                                 from 1994-1996; Chief
                                                                 Investment Officer of PNC
                                                                 Bank from 1992-1996.
*Eric K. Cheung                Vice President         1998       Since 1991, Division Manager         0
43 years old                                                     for all fixed income products
                                                                 at Wilmington Trust Company.


*Pat Colletti                  Treasurer              1999       Vice President and                   0
41 years old                                                     Director of Investment
                                                                 Accounting and
                                                                 Administration of PFPC
                                                                 Inc. since April 1999.
                                                                 Controller of the Reserve
                                                                 Funds from 1986 -1999.
*Gary M. Gardner               Secretary              1999       Senior Vice President of             0
48 years old                                                     PFPC Inc. since January
                                                                 1994.

*        Interested Person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

                  Prior to the Reorganization, shareholders of WT Mutual Fund will vote on the election of the following persons to the Fund's Board of
Trustees:

                                                                                                 WT FUND
                                                                                                SHARES OWNED
                                                                                                BENEFICIALLY
       NAME AND AGE                   PRINCIPAL OCCUPATION FOR PAST 5 YEARS                        8/24/99
       ------------                   -------------------------------------                     ------------
Eric Brucker                 Dean of the College of Business, Public Policy and                       0
58 years old                 Health at the University of Maine since September
                             1998. Dean of the School of Management at the
                             University of Michigan from June 1992 to September
                             1998. Professor of Economics, Trenton State College
                             from September 1989 to June 1992. Vice President
                             for Academic Affairs, Trenton State College from
                             September 1989 to June 1991. Dean of College of
                             Business and Economics and Chairman of various
                             committees at the University of Delaware from 1976
                             to September 1989. Trustee of the funds in the
                             Rodney Square group.
John J. Quindlen             See description above                                                    0
67 years old
Louis Klein Jr.              Self employed financial consultant from 1991 to the                      0
63 years old                 present.  Has held the positions of Trustee, Manville
                             Personal Injury Settlement Trust; Director, Riverwood
                             International Corporation; and Director, Manville
                             Corporation since 1991.  Trustee of The CRM Funds.
Clement C. Moore, II         Managing Partner, Mariemont Holdings, LLC, a commercial                  0
55 years old                 real estate holding and development company from 1980
                             to present.  Trustee of The CRM Funds.
William P. Richards*         Managing Director - Client Service and Portfolio                         0
62 years old                 Communication, Roxbury Capital Management since 1998.
                             Formerly Senior Vice President and Partner, Van
                             Deventer & Hoch, an investment management firm.

* Interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

                  The following chart provides certain information for the fiscal year ended June 30, 1999 about the fees paid by WT Mutual Fund and WT Trust to their Trustees:


                               COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------
           (1)                     (2)                (3)                   (4)                       (5)
           ---                     ---                ---                   ---                       ---
                                                   PENSION OR                                         TOTAL
                                                   RETIREMENT                                     COMPENSATION
                              AGGREGATE         BENEFITS ACCRUED       ESTIMATED ANNUAL        FROM WT MUTUAL FUND
         NAME OF             COMPENSATION        AS PART OF FUND        BENEFITS UPON            COMPLEX PAID TO
    PERSON & POSITION     FROM WT MUTUAL FUND       EXPENSES              RETIREMENT                 TRUSTEE
    -----------------     -------------------   ----------------       ----------------       --------------------
Robert H. Arnold                 $7,318                 0                     0                      $14,637
  Trustee
Lawrence B. Thomas               $7,318                 0                     0                      $14,637
  Trustee (until 8/99)
Nicholas A. Giordano             $7,318                 0                     0                      $14,637
  Trustee
Robert J. Christian                0                    0                     0                        0
  Trustee


FORM OF ORGANIZATION

                  Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each fund's governing documents fill in most of the gaps and can create additional operational rules and restriction that funds must follow. Both WT Mutual Fund and WT Trust, the surviving entities in the Reorganization, are business trusts established under the Delaware Business Trust Act. The CRM Funds also is a business trust formed under the Delaware statute. The CRM Funds and WT Mutual Fund and WT Trust are governed by trust agreements with substantially similar terms.

VOTING RIGHTS

                  Whenever a Successor Fund, as a shareholder of a Master Series, is requested to vote on any matters submitted to the shareholders of the Master Series, the Successor Fund will hold a meeting of its shareholders to consider such matters. The Successor Fund will cast its votes in proportion to the votes received from its own shareholders. Shares for which the Successor Fund receives no voting instructions will be treated as having been voted in the same proportion as the votes received from the other Successor Fund shareholders.

RECOMMENDATIONS OF THE CRM FUNDS' BOARD OF TRUSTEES

                  The Board of Trustees of the CRM Funds has carefully considered the effects of the Reorganization. At a meeting held on May 13, 1999, the Board approved the Plan for each CRM Fund and determined to seek shareholder approval of the Reorganization.

                  The Board considered the following factors in approving the Plan. First, it evaluated the objectives of the Reorganization, as previously described herein, and determined that the objectives were consistent with the interests of the CRM Funds' shareholders. The Trustees concluded that implementing the Reorganization and the master/feeder structure would provide an opportunity to attract additional assets to the funds from investors who may not have otherwise invested in the CRM Funds. The Trustees considered that any significant increase in assets of the Master Series could provide potential benefits to the existing CRM Funds' shareholders through lower operating expenses.

                  The Board also considered that the Reorganization is an integral part of a broader initiative by CRM and WTC to combine their respective mutual fund groups to form a comprehensive fund family with a wide variety of investment styles and a more efficient distribution system. Other factors considered by the Board include the following: (1) the similarity of the investment objectives and principal investment strategies between the CRM Funds and the Successor Funds; (2) that maximum total operating expenses for the Successor Funds, after fee waivers and expense reimbursements, would not exceed the current maximum total operating expenses of the CRM Funds after waivers and reimbursements; and (3) the anticipated tax-free nature of the exchanges contemplated by the Reorganization.

                  Based upon the Board's evaluation of the above factors and in light of its fiduciary duties under federal and state law, the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the CRM Funds, as defined in the 1940 Act, determined that the proposed Reorganization is in the best interests of the CRM Funds and their shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH CRM FUND VOTE FOR APPROVAL OF THE PLAN. IF THE PLAN IS NOT ADOPTED FOR A FUND, THAT FUND WILL CONTINUE TO OPERATE IN THE SAME MANNER AS PRIOR TO THE PROPOSED REORGANIZATION.

                                 OTHER BUSINESS

                  The Meetings of the CRM Fund shareholders are special meetings, and will generally consider only those matters set forth in the Notice of the Meetings. The Board of Trustees knows of no other matters to be brought before the Meetings. However, if other matters properly come before the Meetings, it is the intention of the Board of Trustees that the proxies that do not contain specific instructions to the contrary will be voted, to the extent permitted by applicable law, on such matters in accordance with the judgment of the persons designated therein as proxies.

         PRINCIPAL SHAREHOLDERS

                  As of the Record Date, substantial (i.e., 5% or more) record or beneficial ownership of the issued and outstanding shares of each of the CRM Funds was as follows:

                                                    NUMBER OF SHARES
NAME & ADDRESS                                     BENEFICIALLY OWNED
--------------                                     ------------------
SMALL CAP VALUE FUND:

American Express Trust Company, Trustee                 475,355.26         7.97%
For American Express Trust
Retirement Services Plan
P.O. Box 534
Minneapolis, MN 55440-0534

Donaldson Lufkin & Jenrette Sec. Corp.                  429,815.24         7.13%
Mutual Funds Dept.
P.O. Box 2052
Jersey City, NJ 07302

Church Farm School Inc.                                 395,370.58         6.56%
P.O. Box 2000
Paoli, PA 19301

Abilene Christian University                            355,786.79         5.90%
ACU Box 29120
Abilene, TX 79699

                                TOTAL                 1,656,327.87

MID CAP VALUE FUND:

Ronald H. McGlynn                                        75,971.55         5.34%
120 Whitehall Blvd.
Garden City, NY 11530

Pell Rudman Trust Co.                                   453,589.62        31.90%
100 Federal St., 37th Floor
Boston, MA 02110

Ferris Foundation                                       100,273.47         7.05%
Non-Profit Corp.
420 Oak St.
Prakken Building 2556
Big Rapids, MI 49307

Atlantic Trust Company NA                                95,367.85         6.71%
100 Federal St., 37th Floor
Boston, MA 02110

Strafe & Co., Trustee                                   236,453.20        16.63%
For CM Endowment MF
P.O. Box 160
Westerville, OH 43086

Strafe & Co., Trustee                                   157,635.47        11.09%
For CMU Pooled Cash MF
P.O. Box 160
Westerville, OH 43086

                                TOTAL                 1,119,291.16

LARGE CAP VALUE FUND:

Wilmington Trust Co., Trustee                           126,204.66         5.96%
For Henry I. Siegel Co. Pension Fund
P.O. Box 6882
Wilmington, DE 19899

                                TOTAL                   126,204.66

                  As of the Record Date, the Trustees and officers of the CRM Funds owned, in the aggregate, less than 1% of each CRM Fund's outstanding shares.

                             ADDITIONAL INFORMATION

                  The CRM Funds' distributer is Provident Distributors, Inc., located at Four Falls Corporate Center, West Conshohocken, PA 19428. The CRM Fund's administrator and accounting services, dividend disbursing and transfer agent is PFPC Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                              SHAREHOLDER PROPOSALS

                  The CRM Funds do not hold annual meetings. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written request or proposal to the secretary of CRM Funds.

                                        By Order of the Board of Trustees

                                        Eugene A. Trainor, III
                                        Secretary
September 20, 1999

                                    EXHIBIT A

                                     FORM OF
                                  AGREEMENT AND
                             PLAN OF REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), is made as of September __, 1999, by and between The CRM Funds, a Delaware business trust ("CRM Funds"), on behalf of its series of shares, the [CRM ____ Cap Value Fund] (the "___ Fund), WT Investment Trust I, a Delaware business trust ("WT Trust"), on behalf of its series of shares, ____ Series (the "WT Master Series") and WT Mutual Fund, a Delaware business trust, on behalf of its series of shares, the CRM ____ Fund (the "WT Feeder Portfolio").

                  WHEREAS, CRM Funds is a business trust organized under Delaware law and a Declaration of Trust dated April 20, 1995; CRM Funds is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); CRM Funds has authorized capital consisting of unlimited shares of beneficial interest, with no par value, of which it has allocated an unlimited number of shares to the _____ Fund; the _____ Fund is a duly organized and a validly existing series of CRM Funds; and

                  WHEREAS, WT Trust is a business trust organized under Delaware law and an Agreement and Declaration of Trust dated January 23, 1997; WT Trust is an open-end, management investment company registered under the 1940 Act; WT Trust has authorized capital consisting of unlimited shares of beneficial interest, par value $.01 per share, of which it has allocated an unlimited number of shares to the WT Master Series; and the WT Master Series is duly organized and a validly existing series of WT Trust;

                  WHEREAS, WT Mutual Fund is a business trust organized under Delaware law and an Agreement and Declaration of Trust dated July 19, 1994; WT Mutual Fund is an open-end, management investment company registered under the 1940 Act; WT Mutual Fund has authorized capital consisting of unlimited shares of beneficial interest, par value $.01 per share, of which it has allocated an unlimited number of shares to the Investor and Institutional share classes of the WT Feeder Portfolio; and the WT Feeder Portfolio is duly organized and a validly existing series of WT Mutual Fund; and

                  WHEREAS, WT Trust and WT Mutual Fund together operate in a master/feeder fund arrangement whereby each series of WT Mutual Fund is a feeder fund investing substantially all of its assets in a corresponding series of WT Trust,

                  NOW, THEREFORE, in consideration of the mutual premises and of the covenants and agreements hereinafter set forth, the parties hereto agree at the Effective Time (as defined in Section 10 of this Agreement) to effect (i) the transfer of all the assets of the _____ Fund to the WT Feeder Portfolio solely in exchange for (a) the assumption by the WT Feeder Portfolio of all or substantially all of the liabilities of the _____ Fund and (b) Investor and Institutional shares of equal value of the WT Feeder Portfolio, (ii) the distribution of such shares of WT Feeder Portfolio to the holders of shares of the _____ Fund in liquidation of the _____ Fund and (iii) the transfer by the WT Feeder Portfolio of the assets and liabilities referenced in clause (i) above to WT Master Series solely in exchange for shares of beneficial interest of WT Master Series on the terms and conditions hereinafter set forth. For convenience, the shares of WT Feeder Portfolio that are given in exchange for the assets of the _____ Fund are referred to hereinafter as the "WT Feeder Shares," and the shares of WT Master Series that are given to WT Feeder Portfolios in exchange for assets and liabilities are referred to hereinafter as the WT Master Shares. The parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS AND LIABILITIES BY _____ FUND
(a) At the Effective Time, the _____ Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the WT Feeder Portfolio, and the WT Feeder Portfolio shall acquire all such assets, and shall assume all such liabilities of the _____ Fund, in exchange for delivery to the _____ Fund of a number of Investor and Institutional shares of WT Feeder Portfolio (both full and fractional) equivalent in number and value to the Investor and Institutional shares of _____ Fund outstanding immediately prior to the Effective Time. The assets and stated liabilities of the _____ Fund, to be transferred shall be set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A.

(b) The assets of the _____ Fund to be transferred pursuant to this Section 1 shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the _____ Fund and other property owned by the _____ Fund at the Effective Time.

2. TRANSFER OF ASSETS AND LIABILITIES TO MASTER FUND.
    Immediately upon the transfer of assets pursuant to Section 1 of this Agreement, WT Feeder Portfolio will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities to the WT Master Series, and the WT Master Series shall acquire all such assets, and shall assume all such liabilities of the WT Feeder Portfolio, in exchange for delivery to the WT Feeder Portfolio of a number of WT Master Shares (both full and fractional) equivalent in value to the WT Feeder Shares outstanding immediately prior to such transfer.

(a) The assets of the WT Feeder Portfolio to be transferred pursuant to this
Section 2 shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), as well as any claims or rights of action or rights to register shares under applicable securities laws.
(b) Approval of this Agreement by the shareholders of the _____
Fund shall be deemed to authorize and direct the Board of Trustees of CRM Funds to execute a form of shareholder consent approving the Investment Advisory Agreement between the WT Master Series and Cramer Rosenthal McGlynn, LLC and the selection of the firm of Ernst & Young LLP to serve as the independent auditors for WT Feeder Portfolio and WT Master Series for the fiscal year ending June 30, 2000.

3. LIQUIDATION OF THE _____ FUND.
   Promptly after the Effective Time, the _____ Fund will liquidate, and the Investor and Institutional WT Feeder Shares (both full and fractional) which were acquired by the _____ Fund pursuant to Section 1 of this Agreement will be distributed to the shareholders of record of the _____ Fund as of the Effective Time in exchange for their respective _____ Fund shares and in complete liquidation of the _____ Fund. Each shareholder of the _____ Fund will receive a number of WT Feeder Shares equal in number and value to the _____ Fund shares held by that shareholder, and each _____ Fund share and WT Feeder Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the WT Feeder Portfolio in the name of each shareholder of record of the _____ Fund and representing the respective number of WT Feeder Shares due such shareholder. As soon as practicable after the Effective Time, CRM Funds shall take all steps as shall be necessary and proper to effect a complete termination of the _____ Fund pursuant to the laws of ______________. After the Effective Time, the _____ Fund shall not conduct any business except in connection with its liquidation.

4. REPRESENTATIONS AND WARRANTIES OF WT MASTER SERIES.
    WT Trust represents and warrants to the _____ Fund and the WT Feeder Portfolio as follows:

(a) ORGANIZATION, EXISTENCE, ETC. WT Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.
(b)
REGISTRATION AS INVESTMENT COMPANY. WT Trust has filed registration and other forms to be registered under the 1940 Act as an open-end management investment company; as of the Effective Time such registration shall be in effect and shall not have been revoked or rescinded.
(c) FINANCIAL STATEMENTS. The audited financial statements of WT Trust, dated as of June 30, 1999, which will be delivered to the _____ Fund and WT Feeder Portfolio, fairly present the financial position of the WT Trust as of the date thereof, and since June 30, 1999, there has not been any material adverse change in the WT Master Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.
(d) SHARES TO BE ISSUED UPON REORGANIZATION. The WT Master Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization as contemplated herein will be validly issued, fully paid and nonassessable and exempt from registration or qualification under the Securities Act of 1933 and the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale.
(e) AUTHORITY RELATIVE TO THIS AGREEMENT. WT Trust, on behalf of the WT Master Series, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by WT Trust's Board of Trustees, and no other proceedings by the WT Trust are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The WT Master Series is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.
(f) LIABILITIES. There are no liabilities of the WT Master Series, whether or not determined or determinable, other than liabilities previously disclosed to the _____ Fund and WT Feeder Portfolio, none of which will be materially adverse to the business, assets or results of operations of the WT Master Series. The WT Trust's Registration Statement does not contain any untrue statement of a material fact required to be stated therein or make the statements therein not misleading.
(g) LITIGATION. Except as previously disclosed to the _____ Fund and WT Feeder Portfolio, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the WT Trust, threatened which would materially adversely affect the WT Master Series or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.
(h) CONTRACTS. Except for contracts and agreements disclosed to the _____ Fund and WT Feeder Portfolio, under which no default exists, and the agreements pertaining to the conduct of the business of the WT Master Series identified in
Schedule 4(h), attached hereto, which are to be approved in connection with this Reorganization, the WT Master Series is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

(i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the WT Master Series required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the WT Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5. REPRESENTATIONS AND WARRANTIES OF WT FEEDER PORTFOLIO.
   WT Mutual Fund represents and warrants to the _____ Fund and WT Master Series as follows:

(a) ORGANIZATION, EXISTENCE, ETC. WT Mutual Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.
(b) REGISTRATION AS INVESTMENT COMPANY. WT Mutual Fund has filed registration and other forms to be registered under the 1940 Act as an open-end management investment company; as of the Effective Time such registration shall be in effect and shall not have been revoked or rescinded.
(c) FINANCIAL STATEMENTS. The audited financial statements of WT Mutual Fund, dated as of June 30, 1999, which will be delivered to the _____ Fund and WT Master Series, fairly present the financial position of WT Mutual Fund as of the date thereof and since June 30, 1999, there has not been any material adverse change in WT Mutual Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.
(d) SHARES TO BE ISSUED UPON REORGANIZATION. The WT Feeder Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization as contemplated herein will be validly issued, fully paid and nonassessable. The WT Feeder Shares that will be distributed to the _____ Fund shareholders pursuant to Section 3 shall be duly registered under the Securities Act of 1933 and will be duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale.
(e) AUTHORITY RELATIVE TO THIS AGREEMENT. WT Mutual Fund, on behalf of the WT Feeder Portfolio, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by WT Mutual Fund's Board of Trustees, and no other proceedings by WT Mutual Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The WT Feeder Portfolio is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.
(f) LIABILITIES. There are no liabilities of the WT Feeder Portfolio, whether or not determined or determinable, other than liabilities previously disclosed to the _____ Fund and WT Master Series, none of which will be materially adverse to the business, assets or results of operations of the WT Feeder Portfolio. WT Mutual Fund's Registration Statement does not contain any untrue statement of a material fact required to be stated therein or make the statements therein not misleading.
(g) LITIGATION. Except as previously disclosed to the _____ Fund and WT Master Series, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of WT Mutual Fund, threatened which would materially adversely affect the WT Feeder Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

(h) CONTRACTS. Except for contracts and agreements disclosed to the _____ Fund and WT Master Series, under which no default exists, and the agreements pertaining to the conduct of the business of the WT Feeder Portfolio identified in Schedule 5(h) attached hereto, which are to be approved in connection with this Reorganization, the WT Feeder Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.
(i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the WT Feeder Portfolio required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of WT Mutual Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6. REPRESENTATIONS AND WARRANTIES OF THE _____ FUND.
   CRM Funds represents and warrants to the WT Master Series and WT Feeder Portfolio as follows:
(a) ORGANIZATION, EXISTENCE, ETC. CRM Funds is a business trust duly organized, validly existing and in good standing under the laws of _______________ and has the power to carry on its business as it is now being conducted.
(b) REGISTRATION AS INVESTMENT COMPANY. CRM Funds is registered under the 1940 Act as an open end management investment company; and such registration has not been revoked or rescinded and is in full force and effect.
(c) FINANCIAL STATEMENTS. The audited financial statements of CRM Funds relating to the _____ Fund for the fiscal year ended June 30, 1999, as delivered to the WT Master Series and WT Feeder Portfolio, fairly represent the financial position of the _____ Fund as of the date thereof, and since June 30, 1999, there has not been any material adverse change in the _____ Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.
(d) MARKETABLE TITLE TO ASSETS. The _____ Fund will have at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the WT Feeder Portfolio. Upon delivery and payment for such assets, the WT Feeder Portfolio will have good and marketable title thereto without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.
(e) AUTHORITY RELATIVE TO THIS AGREEMENT. CRM Funds, on behalf of the _____ Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by CRM Funds' Board of Trustees, and other than approval by the shareholders of the _____ Fund who shall be entitled to vote on such actions, no other proceedings by CRM Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The _____ Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.
(f) LIABILITIES. There are no liabilities of the _____ Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the _____ Fund's financial statements referenced in Section 6(c) hereof, and liabilities incurred in the ordinary course of business subsequent to June 30, 1999, or otherwise previously disclosed to the WT Master Series and WT Feeder Portfolio, none of which has been materially adverse to the business, assets or results of operations of the _____ Fund. CRM Funds' registration statement, which is on file with the Securities and Exchange Commission, does not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g) LITIGATION. Except as previously disclosed to the WT Master Series and WT Feeder Portfolio, there are no claims, actions, suits or proceedings pending or, to the knowledge of CRM Funds, threatened which would materially adversely affect the _____ Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.
(h) CONTRACTS. Except for contracts and agreements disclosed to the WT Master Series and WT Feeder Portfolio, under which no default exists, the _____ Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.
(i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the _____ Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of CRM Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE WT MASTER SERIES AND WT FEEDER PORTFOLIO.
(a) All representations and warranties of the _____ Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.
(b) The WT Master Series and WT Feeder Portfolio shall have received an opinion of qualified counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the WT Master Series and WT Feeder Portfolio, to the effect that (i) the _____ Fund is duly organized and validly existing as a series of CRM Funds under the laws of the State of Delaware; (ii) CRM Funds is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of CRM Funds, on behalf of the _____ Fund, and this Agreement has been duly executed and delivered by CRM Funds on behalf of the _____ Fund and is a valid and binding obligation of CRM Funds, on behalf of the _____ Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally;
(iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for CRM Funds to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the WT Feeder Portfolio or WT Master Series.
(c) The _____ Fund shall have delivered to the WT Feeder Portfolio at the Effective Time the _____ Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer of the _____ Fund as to the aggregate asset value of the _____ Fund's portfolio securities.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE _____ FUND.
(a) All representations and warranties of the WT Master Series and WT Feeder Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The _____ Fund shall have received an opinion of qualified counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the _____ Fund, to the effect that: (i) WT Master Series is duly organized and a validly existing series of WT Trust and WT Feeder Portfolio is duly organized and a validly existing series of WT Mutual Fund under the laws of the State of Delaware; (ii) WT Trust and WT Mutual Fund are each open-end management investment companies registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the WT Master Series and WT Feeder Portfolio and this Agreement has been duly executed and delivered by the WT Trust and WT Mutual Fund and is a valid and binding obligation of the WT Master Series and WT Feeder Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the WT Master Series or WT Feeder Portfolio to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the WT Master Series or WT Feeder Portfolio; and (v) the WT Master Shares and WT Feeder Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.
(c) WT Feeder Portfolio shall have delivered to the _____ Fund at the Effective Time, a certificate of its Treasurer as to the value of the aggregate assets of the WT Feeder Portfolio, if any.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE _____ FUND, WT MASTER SERIES AND WT FEEDER PORTFOLIO.

    The obligations of the _____ Fund, WT Master Series and WT Feeder Portfolio to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

(a) Such authority from the United States Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary, in the opinion of the parties and their counsel, to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.
(b) The Registration Statements on Form N-1A of WT Trust and WT Mutual Fund shall be effective under the Securities Act of 1933, as amended (the "1933 Act"), and, to the best knowledge of each such fund, such effectiveness shall not be suspended and no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
(c) The _____ Fund, WT Master Series and WT Feeder Portfolio shall have received on or before the Effective Time an opinion of counsel satisfactory to the _____ Fund, WT Master Series and WT Feeder Portfolio which opinion will be leased on current law and normal and customary assumptions and representations, substantially to the effect that for Federal income tax purposes:
(i) The transactions described in Sections 1 and 3 of this Agreement will constitute a reorganization as defined in Section 368(a) of the Internal
Revenue Code of 1986, as amended;
(ii) No gain or loss will be recognized to the _____ Fund upon the transfer of its assets in exchange solely for the WT Feeder Shares and the assumption by the WT Feeder Portfolio of the corresponding _____ Fund's stated liabilities;
(iii) No gain or loss will be recognized by WT Feeder Portfolio or the WT Master Series on its receipt of the WT Feeder Fund's assets in exchange for the WT Master Shares and the assumption by the WT Master Series of the WT Feeder Fund's liabilities;
(iv) The basis of the _____ Fund's assets in the WT Master Series' hands will be the same as the basis of those assets in the _____ Fund's hands immediately before the reorganization;

(v) The WT Master Series' holding period for the assets transferred by the WT Feeder Portfolio will include the holding period of those assets in the _____ Fund's hands and the holding period of those assets in the WT Feeder Portfolio's hands immediately before the reorganization;
(vi) No gain or loss will be recognized to the _____ Fund on the distribution of the WT Feeder Shares to the _____ Fund's shareholders in exchange for their _____ Fund shares;
(vii) No gain or loss will be recognized to the _____ Fund's shareholders as a result of the _____ Fund's distribution of WT Feeder Shares to the _____ Fund's shareholders in exchange solely for their shares of the _____ Fund's stock;
(viii) The basis of the WT Feeder Shares received by a _____ Fund shareholder will be the same as the adjusted basis of that shareholder's _____ Fund shares surrendered in exchange therefor; and
(ix) The holding period of the WT Feeder Shares received by the _____ Fund's shareholders will include the holding period of the shares of the _____ Fund exchanged therefor, provided that said _____ Fund shares were held as capital assets on the date of the conversion.
(d) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of the _____ Fund entitled to vote at a special meeting of shareholders.
(e) The Boards of WT Trust and WT Mutual Fund, at meetings duly called for such purpose, shall have authorized the issuance of the WT Master Shares and WT Feeder Shares, respectively, at the Effective Time in accordance with this Agreement.
(f) Shareholders shall have authorized CRM Funds Board of Trustees to vote to approve the Investment Advisory Agreement between the WT Master Series and Cramer Rosenthal McGlynn, LLC, and the Board of CRM Funds shall have executed a consent for such purpose.

10. EFFECTIVE TIME OF THE REORGANIZATION.
   The exchange of the _____ Fund's assets for WT Feeder Shares and the subsequent exchange of the WT Feeder Portfolio's assets for WT Master Shares shall be effective as of the close of business on __________________, 1999, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

11. TERMINATION.
   This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of CRM Funds, WT Trust or WT Mutual Fund at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

12. AMENDMENT AND WAIVER.
   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, that no such amendment may have the effect of changing the provisions for determining the number or value of WT Feeder Shares to be paid to the _____ Fund's shareholders under this Agreement to the detriment of the _____ Fund's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

13. GOVERNING LAW.
   This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

14. NOTICES.
   Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, internet or overnight express courier addressed as follows:

                           if to CRM Funds:

                                    c/o Cramer Rosenthal McGlynn, LLC
                                    707 Westchester Avenue
                                    White Plains, NY 10604
                                    Attention:  Eugene A. Trainor, III

                           if to WT Mutual Fund or WT Trust:

                                    c/o Wilmington Trust Company
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001
                                    Attention:  Robert J. Christian

                           with a copy to:

                                    Joseph V. Del Raso, Esq.
                                    Pepper Hamilton LLP
                                    3000 Two Logan Square
                                    Philadelphia, PA  19103

15. FEES AND EXPENSES.
(a) The _____ Fund, WT Master Series and WT Feeder Portfolio each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

(b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement shall be incurred by _____ Fund, WT Master Series and WT Feeder Portfolio. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934, as amended; (iii) fees and expenses of preparing and filing such forms as are necessary to comply with applicable state securities laws; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. The WT Feeder Portfolio shall pay its own federal securities law registration fees and any fees required under state securities laws.

16. HEADINGS, COUNTERPARTS, ASSIGNMENT.
(a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

17. ENTIRE AGREEMENT.
   Each of WT Master Series, WT Feeder Portfolio and the _____ Fund agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

18. FURTHER ASSURANCES.
   Each of WT Master Series, WT Feeder Portfolio and the _____ Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

19. BINDING NATURE OF AGREEMENT.
   As provided in each fund's charter documents, this Agreement was executed by the undersigned officers of CRM Funds, WT Trust and WT Mutual Fund, on behalf of each of the _____ Fund, WT Master Series and WT Feeder Portfolio, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each corporation. Moreover, no series of a business trust shall be liable for the obligations of any other series of that business trust.

20. INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in paragraph(b)of this section:

(i) every person who is a Trustee of CRM Funds on the date of this Agreement (hereinafter referred to as a "Covered Person") shall be indemnified by the WT Feeder Portfolio to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his having been a Trustee of CRM Funds, including amounts paid or incurred by him in the settlement thereof, but only to the extent that such liability, expenses and/or amounts relate to the ______ Fund or the assets and liabilities transferred to the WT Feeder Portfolio pursuant to this Agreement, are incurred or arise after the transfer of such assets and liabilities pursuant to this Agreement, and are not paid to or for the benefit of the Covered Person pursuant to any policy of insurance or an indemnification obligation of another series of WT Mutual Fund;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to CRM Funds or the WT Feeder Portfolio or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of CRM Funds; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by (A) the court or other body approving the settlement; (B) at least a majority of those Trustees of WT Mutual Fund who are neither "interested persons" of the WT Feeder Portfolio within the meaning of the 1940 Act nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any shareholder of the WT Feeder Portfolio may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph
(a) of this section may be paid by the WT Feeder Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the WT Feeder Portfolio if it is ultimately determined that he is not entitled to indemnification under this section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking,
(ii) the WT Feeder Portfolio is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees of WT Mutual Fund who are neither "interested persons" of the WT Feeder Portfolio within the meaning of the 1940 Act nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this section.

(d) The WT Feeder Portfolio hereby covenants and agrees that in the event that it is subsequently acquired by merger, acquisition, or the sale of substantially all of its assets ("Subsequent Merger"), or it reorganizes or changes its domicile ("Subsequent Redomestication"), it will provide under the terms of such Subsequent Merger or Subsequent Redomestication that the indemnification provided for above shall continue in full force and effect. The WT Feeder Portfolio shall notify each Covered Person of each proposed Subsequent Merger or Subsequent Redomestication prior to entering into any binding agreement or arrangements for a Subsequent Merger or Subsequent Redomestication.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


Attest:                              The CRM Funds, on behalf of
                                     its series, the CRM ___ Cap Value Fund




--------------------------          --------------------------------------



Attest:                               WT Investment Trust I, on behalf of
                                      its series, the WT ___ Series




--------------------------          --------------------------------------



Attest:                               WT Mutual Fund, on behalf of
                                      its series, CRM ____ Fund




--------------------------          --------------------------------------

                                                                             B-1
                                    EXHIBIT B

                               ADVISORY AGREEMENT
                                     between
                              WT INVESTMENT TRUST I
                                       and
                          CRAMER ROSENTHAL MCGLYNN, LLC


         AGREEMENT made this _day of October, 1999, by and between WT Investment Trust I, a Delaware business trust (hereinafter called the "Fund"), and Cramer Rosenthal McGlynn, LLC a limited liability corporation organized under the laws of the state of New York (hereinafter called the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest (the "Series"), each corresponding to a distinct portfolio; and

         WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Series of the Fund, and to have that investment adviser provide or perform for the Series various research, statistical and investment services; and

         WHEREAS, the Adviser is willing to furnish such services to the Fund with respect to each of the Series listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

         1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of the Series in the manner set forth in Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         2. OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

              A. INVESTMENT ADVISORY SERVICES.

                    (i) The Adviser shall direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

                    (ii) The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies.

              B. CORPORATE MANAGEMENT SERVICES.

                    (i) The Adviser shall furnish for the use of the Series office space and all office facilities, equipment and personnel necessary for servicing the investments of the Series.

                    (ii) The Adviser shall pay the salaries of all personnel of the Series and the Adviser performing services relating to research, statistical and investment activities on behalf of the Series.

              C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

              D. CODE OF ETHICS. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and
Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator, on the date of this Agreement, a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-l(c)(l).

              E. DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

              F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities.

         3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.

              A. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Series, and for the selection of the markets on or in which the transactions will be executed.

              B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Fund's registration statement.

              C. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Series' brokerage.

              D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Series and for other clients of the Adviser in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

              E. It is understood that the Adviser may, in its discretion, use brokers who provide a Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term.

              F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

              G. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Series' total brokerage and portfolio transaction activities and the manner in which that business was allocated.

         4. DELEGATION OF ADVISER'S OBLIGATIONS AND SERVICES. With respect to any or all Series, the Adviser may enter into one or more contracts ("Sub-Advisory Agreement") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

         5. EXPENSES OF THE FUND. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation:

              A. fees payable for administrative services;

              B. fees payable for accounting services;

              C. the cost of obtaining quotations for calculating the value of the assets of each Series;

              D. interest and taxes;

              E. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

              F. compensation and expenses of its Trustees other than those who are "interested persons" of the Fund within the meaning of the 1940 Act;

              G. legal and audit expenses;

              H. fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

              I. expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund;

              J. all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor;

              K. premiums for fidelity bond and other insurance coverage;

              L. the Fund's association membership dues;

              M. expenses of typesetting for printing Prospectuses;

              N. expenses of printing and distributing Prospectuses to existing shareholders;

              O. out-of-pocket expenses incurred in connection with the
                 provision of custodial and transfer agency service;

              P. service fees payable by each Series for providing personal services to the shareholders of each Series and for maintaining shareholder accounts for those shareholders;

              Q. distribution fees; and

              R. such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.


          6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Series' name in Schedule B attached hereto. The aggregate of such advisory fees for all Series shall be payable monthly as soon as practicable after the last day of each month based on each Series' average daily net assets.

         7. ACTIVITIES AND AFFILIATES OF THE ADVISER.

              A. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder.

              B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of Section 3 of this Agreement, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Series of the Fund, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Series may have an interest. The Adviser shall have no obligation to recommend for any Series a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Series or otherwise.

              C. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons" as directors, officers, agents or shareholders of the Adviser or its "affiliated persons"; that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise; that the Adviser or its "affiliated persons" may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

         8. LIABILITIES OF THE ADVISER.

              In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

         9. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" of the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement.

         11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Trustees of the Fund and, where required by the 1940 Act, the shareholders of any affected Series in the manner required by the 1940 Act and the rules thereunder.

         12. TERMINATION.  This Agreement:

              A. may at any time be terminated without payment of any penalty by the Fund with respect to any Series (by vote of the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

              B. shall immediately terminate in the event of its "assignment";
                 and

              C. may be terminated with respect to any Series by the Adviser on sixty (60) days' written notice to the Fund.

         13. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

         14. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

         15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         16. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

         IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.


                                            WT INVESTMENT TRUST I

                                            By:
                                            Name:
                                            Title:

                                            CRAMER ROSENTHAL MCGLYNN, LLC

                                            By:
                                            Name:
                                            Title:

                                   SCHEDULE A
                            DATED OCTOBER _____, 1999
                                       TO
                               ADVISORY AGREEMENT
                            DATED OCTOBER _____, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                          CRAMER ROSENTHAL MCGLYNN, LLC

                             Large Cap Value Series
                             Small Cap Value Series
                              Mid Cap Value Series

                                   SCHEDULE B
                           DATED OCTOBER _____ , 1999
                                       TO
                               ADVISORY AGREEMENT
                           DATED OCTOBER _____ , 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                          CRAMER ROSENTHAL MCGLYNN, LLC

                                  FEE SCHEDULE

SERIES                                ANNUAL FEE AS A % OF
                                      AVERAGE DAILY NET ASSETS

Large Cap Value Series                .55% of the Series'
                                      first $1 billion of
                                      average daily net
                                      assets; .50% of the
                                      Series' next $1
                                      billion of average
                                      daily net assets;
                                      and .45% of the
                                      Series' average
                                      daily net assets
                                      over $2 billion.

Small Cap Value Series                .75% of the Series'
                                      first $1 billion of
                                      average daily net
                                      assets; .70% of the
                                      Series' next $1
                                      billion of average
                                      daily net assets;
                                      and .65% of the
                                      Series' average
                                      daily net assets
                                      over $2 billion.

Mid Cap Value Series                  .75% of the Series'
                                      first $1 billion of
                                      average daily net
                                      assets; .70% of the
                                      Series' next $1
                                      billion of average
                                      daily net assets;
                                      and .65% of the
                                      Series' average
                                      daily net assets
                                      over $2 billion.

                                    EXHIBIT C

                COMPARISON OF FUNDAMENTAL INVESTMENT LIMITATIONS

EXISTING: Each Fund may not purchase a security if, as a result (a) more than 5% of a Fund's total assets would be invested in the securities of a single issuer, or (b) a Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of a Fund's total assets and does not apply to U.S. Government Securities.

PROPOSED: Each Fund will not purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer; provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and
(2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, it agencies or instrumentalities;

EFFECT OF CHANGE:  No material change.
--------------------------------------------------------------------------------
EXISTING: Each Fund may not purchase the securities of issuers (other than U.S. Government Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of a Fund's investments in such industry would comprise 25% or more of the value of its total assets.

PROPOSED: Each Fund will not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

EFFECT OF CHANGE:   No material change.
--------------------------------------------------------------------------------
EXISTING: A Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of the Fund's total assets.

PROPOSED: Each Fund will not borrow money; provided that a Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3 % of the Fund's assets.

EFFECT OF CHANGE:  No material change.
--------------------------------------------------------------------------------
EXISTING: Each Fund may not make loans to other persons except for the purchase of debt securities that are otherwise permitted investments or loans of portfolio securities through the use of repurchase agreements.

PROPOSED: Each Fund will not make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions

EFFECT OF CHANGE: States more precisely the exceptions for securities loan transactions and repurchase agreements.
--------------------------------------------------------------------------------

EXISTING: Each Fund may not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for the purpose of the Securities Act of 1933.

PROPOSED: Each Fund will not underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.

EFFECT OF CHANGE: No material change.
EXISTING: Each Fund may not purchase or sell real estate or any interest therein, except that a Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

PROPOSED: Each Fund will not purchase or sell real estate, provided that the Funds additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

EFFECT OF CHANGE:  No material change.
--------------------------------------------------------------------------------
EXISTING: Each Fund may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities.

PROPOSED: Each Fund will not purchase or sell physical commodities or contracts, options, or options on contracts to purchase or sell physical commodities.

EFFECT OF CHANGE:  No material change.
--------------------------------------------------------------------------------

EXISTING: Each Fund may not issue senior securities except pursuant to Section 18 of the Investment Company Act and except that a Fund may borrow money subject to its investment limitation on borrowing.

PROPOSED: Each Fund will not issue senior securities, except to the extent permitted by the 1940 Act, however, the Funds may borrow money subject to their investment limitations on borrowing.

EFFECT OF CHANGE:  No material change.
--------------------------------------------------------------------------------

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                                  THE CRM FUNDS
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                              SMALL CAP VALUE FUND

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints Eugene A. Trainor, III and Gary M. Gardner or any one of them true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Small Cap Value Fund to be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 at 11:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

              THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of Small Cap Value Fund's assets to a newly-created fund (the "Successor Fund") in exchange for shares of equal value of the Successor Fund, followed by the distribution of such shares to Small Cap Value Fund shareholders and the dissolution of Small Cap Value Fund, as described in the Proxy Statement.

                  FOR  [ ]            AGAINST [ ]                  ABSTAIN  [ ]


                  To transact such other business as may properly come before the Meetings.


--------------------------------------------------------------------------------
         SIGNATURE         SIGNATURE (JOINT OWNER)                     DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                                  THE CRM FUNDS
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                               MID CAP VALUE FUND

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints Eugene A. Trainor, III and Gary M. Gardner or any one of them true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Mid Cap Value Fund to be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 at 11:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

              THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of Mid Cap Value Fund's assets to a newly-created fund (the "Successor Fund") in exchange for shares of equal value of the Successor Fund, followed by the distribution of such shares to Mid Cap Value Fund shareholders and the dissolution of Mid Cap Value Fund, as described in the Proxy Statement.

                  FOR  [ ]            AGAINST [ ]                ABSTAIN  [ ]


                  To transact such other business as may properly come before the Meetings.


--------------------------------------------------------------------------------
         SIGNATURE         SIGNATURE (JOINT OWNER)                     DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                                  THE CRM FUNDS
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                              LARGE CAP VALUE FUND

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints Eugene A. Trainor, III and Gary M. Gardner or any one of them true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Large Cap Value Fund to be held at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 at 11:00 a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

              THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE THE PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of Large Cap Value Fund's assets to a newly-created fund (the "Successor Fund") in exchange for shares of equal value of the Successor Fund, followed by the distribution of such shares to Large Cap Value Fund shareholders and the dissolution of Large Cap Value Fund, as described in the Proxy Statement.

                  FOR  [ ]            AGAINST [ ]            ABSTAIN  [ ]


                  To transact such other business as may properly come before the Meetings.


--------------------------------------------------------------------------------
         SIGNATURE         SIGNATURE (JOINT OWNER)                     DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.